SIGNIFICANT ACCOUNTING POLICY	6 Months Ended
Jun. 30, 2026
Notes and other explanatory information [abstract]
SIGNIFICANT ACCOUNTING POLICY
3	SIGNIFICANT ACCOUNTING POLICY

The significant accounting policies applied in the preparation of the unaudited condensed consolidated financial statements are consistent with those described in the Group's audited consolidated financial statements for the year ended December 31, 2025, except for the adoption of accounting policies for new transaction incurred during the six months ended June 30, 2026. The Group has not early adopted any standard, interpretation or amendment that has been issued but is not yet effective. The Group has the following accounting policies applied for the six months ended June 30, 2026.

3.1	Financial Instruments

Financial liabilities – Classification, subsequent measurement and gains and losses

Financial liabilities are classified as measured at amortized cost or FVTPL. A financial liability is classified as at FVTPL if it is classified as held-for-trading, it is a derivative or it is designated as such on initial recognition. Financial liabilities at FVTPL, which include certain convertible notes and warrant liabilities, are measured at fair value and net gains and losses, including any interest expense, are recognized in profit or loss. Directly attributable transaction costs are recognized in profit or loss as incurred.

The Group designated certain convertible notes as financial liabilities at fair value through profit or loss on initial recognition. Subsequent to initial recognition, the convertible notes are measured at fair value. Gains or losses arising from changes in fair value are recognized in profit or loss, except for the portion of the change in fair value caused by changes in the Group's own credit risk, which is recognized in other comprehensive (loss) income. Amounts recognized in other comprehensive (loss) income related to own credit risk are not subsequently transferred to profit or loss. Upon derecognition or settlement of the convertible notes, any cumulative gain or loss previously recognized in other comprehensive (loss) income is transferred directly to retained earnings.

The best evidence of the fair value of a financial instrument at initial recognition is normally the transaction price. The Group determines that the fair value at initial recognition differs from the transaction price in accordance with IFRS 9, the Group adjusted to defer the difference between the fair value at initial recognition and the transaction price. After initial recognition, the Group recognises that deferred difference as a gain or loss only to the extent that it arises from a change in a factor (including time) that market participants would take into account when pricing the asset or liability.

3.2	Warrant Liabilities

The Group applies significant judgment in determining the appropriate classification and measurement of warrants issued in connection with the Group’s financing activities. Warrants that do not meet the “fixed-for-fixed” equity classification criteria under IAS 32 are classified as warrant liabilities and measured at fair value through profit or loss (“FVTPL”) in accordance with IFRS 9. The fair value of the warrant liabilities is determined using an appropriate valuation technique (e.g., option pricing model) that incorporates significant unobservable inputs and assumptions, including the Group’s share price, expected volatility, risk-free interest rate, expected term, and other relevant contractual features. Changes in these assumptions could have a material impact on the fair value measurement and the related gains or losses recognized in profit or loss.